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                                                                    Exhibit 23.1

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-33127, 333-41294, 333-41296 and 333-41298) of
Midcoast Energy Resources, Inc. of our report dated June 30, 2000 relating to the financial statements of Midcoast Energy Resources, Inc. 401(k) Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

Houston, Texas
July 13, 2000